UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 28, 2004


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


       Louisiana                        0-22303                72-1147390
------------------------------        ------------         -------------------
 (State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                  File Number)         Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)



                                 (985) 872-2100
                         (Registrant's telephone number,
                              including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.               Description
99.1                                Press Release dated July 28, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 28, 2004, Gulf Island Fabrication, Inc. issued a press release announcing second quarter 2004 earnings. A copy of the press release is attached as Exhibit 99.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GULF ISLAND FABRICATION, INC.


                                          By: /s/ Joseph P. Gallagher, III
                                          ----------------------------------
                                                  Joseph P. Gallagher, III
                                                  Vice President - Finance,
                                                  Chief Financial Officer
                                                  and Treasurer
                                                  (Principal Financial Officer
                                                  and Duly Authorized Officer)


Dated:  July 28, 2004